     As filed with the Securities and Exchange Commission on April 17, 2000
                                                           Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           -----------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           -----------------------------
                             QUICKLOGIC CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                           -----------------------------

            DELAWARE                                            77-0188504
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)
                             QUICKLOGIC CORPORATION
                               1277 ORLEANS DRIVE
                           SUNNYVALE, CALIFORNIA 94089
   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -----------------------------

                        1999 EMPLOYEE STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLAN)

                           -----------------------------
                                 E. THOMAS HART
                             CHIEF EXECUTIVE OFFICER
                             QUICKLOGIC CORPORATION
                               1277 ORLEANS DRIVE
                           SUNNYVALE, CALIFORNIA 94089
                                 (408) 990-4000
 (NAME, ADDRESS AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                           -----------------------------
                                    COPY TO:
                                 AARON J. ALTER
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                           PALO ALTO, CALIFORNIA 94304
                                 (650) 493-9300
                           -----------------------------

                         CALCULATION OF REGISTRATION FEE

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                                                                             PROPOSED
                                                                             MAXIMUM       PROPOSED MAXIMUM
                                                        AMOUNT TO BE      OFFERING PRICE       AGGREGATE           AMOUNT OF
        TITLE OF SECURITIES TO BE REGISTERED            REGISTERED(1)     PER SHARE (2)     OFFERING PRICE      REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value                            2,000,000          $ 22.1797        $ 44,359,400           $ 11,711
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Plan being registered pursuant to this Registration Statement by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.
(2) Estimated pursuant to Rule 457(h) solely for the purpose of calculating the registration fee, whereby the estimated proposed maximum offering price per share is $22.1797 (85% of $26.0938, the average between the ask and bid price reported in the Nasdaq National Market on April 12, 2000).
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

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3.           INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents and information filed with the Securities and Exchange Commission (the "Commission") by the Registrant are incorporated herein by reference:

                  (a) The Registrant's prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registrant's Registration Statement on Form S-1, as amended (SEC File No. 333-32852), on April 13, 2000.

                  (b) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 as filed with the Commission on March 30, 2000.

                  (c) The description of the Company's common stock which is contained in the Company's Registration Statement on Form 8-A filed with the Commission on October 12, 1999 pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any description of any securities of the Registrant which is contained in any registration statement filed after the date hereof under Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating any such description.

         All documents subsequently filed by the registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.           DESCRIPTION OF SECURITIES.

           Not applicable.

ITEM 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL.

           Not applicable.

ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Registrant's bylaws provide that the Registrant will indemnify its directors and executive officers and may indemnify its other officers, employees and other agents to the fullest extent permitted by Delaware law. The Registrant's bylaws allow the Registrant to enter into indemnification agreements with its directors and officers and to purchase insurance for any person whom the Registrant is required or permitted to indemnify. The Registrant has obtained a policy of directors' and officers' liability insurance that insures such persons against the cost of defense, settlement or payment of a judgment under certain circumstances.

         The Registrant has entered into agreements with its directors and executive officers regarding indemnification. Under these agreements, the Registrant will indemnify them against amounts actually and reasonably incurred in connection with an actual, or a threatened, proceeding if any of them may be made a party because of their role as one of the Registrant's directors or officers. The Registrant is obligated to pay these amounts only if the officer or director acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the Registrant's best interests. With respect to any criminal proceeding, the Registrant is obligated to pay these amounts only if the officer or director had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification thereunder.

         In addition, the Registrant's certificate of incorporation provides that the liability of the Registrant's directors for monetary damages shall be eliminated to the fullest extent permissible under Delaware law. This provision does not eliminate a director's duty of care. Each director will continue to be subject to liability for:

         -        breach of the director's duty of loyalty to the Registrant,

         - acts or omissions not in good faith or involving intentional misconduct or knowing violations of law,

         - acts or omissions that the director believes to be contrary to the Registrant's best interests or the Registrant's stockholders,

         - any transaction from which the director derived an improper personal benefit,

         - improper transactions between the director and the Registrant, and

         - for improper distributions to stockholders and loans to directors and officers.

This provision also does not affect a director's responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

ITEM 7.           EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.           EXHIBITS.

      EXHIBIT
      NUMBER                          DESCRIPTION OF DOCUMENT
--------------------- ----------------------------------------------------------
         4.1*               Specimen Common Stock certificate of the Registrant.
         5.1                Opinion of Wilson Sonsini Goodrich & Rosati,
                            Professional Corporation with respect to the
                            legality of the securities being registered.
        10.1*               1999 Employee Stock Purchase Plan.
        23.1                Consent of Independent Accountants.
        23.2                Consent of Counsel (contained in Exhibit 5.1).
        24.1                Power of Attorney (see page II-4).


    *Previously filed as an exhibit to Registrant's Registration Statement on Form S-1 (File No. 333-28833), declared effective on October 14, 1999, and incorporated herein by reference.

ITEM 9.           UNDERTAKINGS.

                  (a)      The undersigned registrant hereby undertakes:

                           (1)         To file, during any period in which
offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                           (2)         That, for the purpose of determining any
liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                           (3)         To remove from registration by means of a
post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.





                  [Remainder of Page Intentionally Left Blank]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on April 17, 2000.

                                            By:  /s/ E. Thomas Hart
                                                --------------------------------
                                                 E. Thomas Hart
                                                 President and Chief Executive
                                                 Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints E. Thomas Hart and Arthur O. Whipple jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

                   SIGNATURE                                       TITLE                             DATE
------------------------------------------------ ------------------------------------------ ------------------------
 /s/ E. Thomas Hart                              President, Chief Executive Officer and         April 17, 2000
------------------------------------------       Director (Principal Executive Officer)
             E. Thomas Hart

 /s/ Arthur O. Whipple                           Vice  President,  Finance,  Chief              April 17, 2000
------------------------------------------       Financial  Officer  and  Secretary
             Arthur O. Whipple                   (Principal Financial Officer)

 /s/ Irwin B. Federman                           Director                                       April 17, 2000
------------------------------------------
             Irwin B. Federman

 /s/ Hua-Thye Chua                               Director                                       April 17, 2000
------------------------------------------
             Hua-Thye Chua

 /s/ Donald P. Beadle                            Director                                       April 17, 2000
------------------------------------------
             Donald P. Beadle

                                                 Director
------------------------------------------
             Michael J. Callahan

                                INDEX TO EXHIBITS

      EXHIBIT
       NUMBER                               DESCRIPTION OF DOCUMENT
--------------------- ----------------------------------------------------------
         4.1*               Specimen Common Stock certificate of the Registrant.
         5.1                Opinion of Wilson Sonsini Goodrich & Rosati,
                            Professional Corporation with respect to the
                            legality of the securities being registered.
        10.1*               1999 Employee Stock Purchase Plan.
        23.1                Consent of Independent Accountants.
        23.2                Consent of Counsel (contained in Exhibit 5.1).
        24.1                Power of Attorney (see page II-4).


    *Previously filed as an exhibit to Registrant's Registration Statement on Form S-1 (File No. 333-28833), declared effective on October 14, 1999, and incorporated herein by reference.